UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2025, 3D Systems Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 87,378,510 shares of common stock were present in person or represented by proxy at the Annual Meeting, consisting of approximately 64.46% of the 135,544,654 shares of common stock entitled to vote. The final votes on the proposals presented at the Annual Meeting are as follows:

Proposal One: Election of directors to serve until the next annual meeting and until their successors are elected and qualified:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nominees for Election to Board of Directors
Malissia R. Clinton	56,112,558	5,862,082	501,045	24,902,825
Claudia N. Drayton	28,667,605	33,317,758	490,321	24,902,825
Thomas W. Erickson	42,444,457	19,544,733	486,494	24,902,825
Dr. Jeffrey A. Graves	58,926,731	3,063,377	485,577	24,902,825
Jim D. Kever	56,273,159	5,718,113	484,413	24,902,825
Charles G. McClure, Jr.	58,858,861	3,131,711	485,113	24,902,825
Kevin S. Moore	33,589,100	28,402,230	484,354	24,902,825
Dr. Vasant Padmanabhan	58,625,386	3,323,597	526,702	24,902,825
Dr. John J. Tracy	57,914,992	4,036,085	524,608	24,902,825

Proposal Two: Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,494,097	6,573,186	408,401	24,902,825

Proposal Three: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

Votes For	Votes Against	Abstentions
85,856,536	911,489	610,485

Item 8.01. Other Events.

Pursuant to the 3D Systems Corporation Non-Employee Director Compensation Policy, each non-employee director of the Company who is continuing as a director following the date of the annual meeting is to receive an annual equity award in the form of shares of restricted stock having a value of $150,000, with the number of shares of restricted stock to be issued being determined based on the closing sale price of the Company’s common stock on the date of grant. On May 16, 2025, in light of the depressed price for the Company’s common stock, the Company’s Board of Directors determined to pay the annual equity award for the year ending December 31, 2025 in the form of (i) shares of restricted stock having a value of $50,000 and (ii) cash in an amount not to exceed $100,000. In addition to the annual equity award, non-employee directors will continue to receive the annual cash compensation for service on the Company’s Board of Directors and its committees for the year ending December 31, 2025 as described in the 3D Systems Corporation Non-Employee Director Compensation Policy, which is included as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, which was filed with the Securities and Exchange Commission on November 26, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: May 20, 2025	By:	/s/ Jeffrey A. Graves
Jeffrey A. Graves
President and Chief Executive Officer